Family of Fine Beverages 4-7/April/2005

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements included in the Company’s Form 10-K for the fiscal year ended December 31, 2004, and other periodic reports filed with the Securities and Exchange Commission.

VISION / MISSION

VISION

To be a leader in the beverage manufacturing and distribution industry, by providing our customers with products of high value while maintaining integrity and family tradition.

MISSION

To attain long term growth through the production and distribution (in the local and export markets) of high quality beverages for the consumer, guided by our commitment to company values.

CEDC Acquisitions

1. 1990 - Carey Agri International

2. 1999 - MTC

3. 1999 - PWW

4. 2000 - PHA

5. 2001 - Fine Wine & Spirits

6. 2001 - Astor

7. 2002 - Agis

8. 2002 - Damianex

9. 2002 - Onufry

10. 2003 - Dako – Galant

11. 2003 - Panta Hurt

12. 2003 - Multi – Ex

13. 2004 - MIRO

14. 2004 – SAOL

15. 2004 - POLNIS

MARKET POSITION

#1 National Distributor of Beverages #1 Importer / Distributor of Fine Wines

#1 Importer / Distributor of Premium Imported Beer

25-30% market share of premium imported beer

#1 Wholesaler of Domestic Spirits

18% market share of domestic spirits (vodka)

#1 Wholesaler of Premium Imported Spirits

35-40% market share of premium imported spirits

#1 Largest, Most Experienced Work Force over 2000 employees

CEDC DISTRIBUTION

NETWORK

Nationwide coverage provides competitive advantage

Significant gap between CEDC and #2 player

13 distribution centers and 79 satellite branches

900 vehicles to service customers

Koszalin

Szczecin

Slupsk

Kamien Pom.

Chojnice

Gdansk

Elblag

Elk

Stargard Szcz.

Piła

Grudziadz

Bydgoszcz

Brodnica

Olsztyn

Białystok

Gorzów Wlkp.

Torun

Włocławek

Ciechanów

Łomza

Płock

Zielona Góra

Poznan

Konin

Zagan

Glogow

Oborniki Wlkp.

WARSZAWA

Minsk Maz.

Kunice

Zgorzelec

Legnica

Wroclaw

Zabkowice SI.

Piotrkow Tryb.

Belchatow

Czestochowa

Radom

Lodz

Lublin

Jelenia G.

Walbrzych

Opole

Zawiercie

Tarnobrzeg

Sandomierz

Zamosc

Klodzko

Duszniki

Nysa

Gaszowice

Zabrze

Sosnowiec

Krakow

Wysoka G.

Przeworsk

Niebylec

Lubaczow

Chrzanow

Nowy sacz

Rzeszow

Zakopane

Nawojowa

Sanok

CEDC EXCLUSIVE IMPORT

BEERS	WINES	SPIRITS	OTHERS
Amsterdam	Sutter Home	Camus Cognac	Evian
Beck's	Concha y Toro	Raynal Brandy	Cuban cigars
Bitburger	Veuve Clicquot	Stock Brandy	
Budweiser	Rothschild	Torres Brandy	
Corona	Laroche	Stock Vermuth	
Foster's	Moreau & Fils	Amaretto	
Franziskaner	Codorniu	Ecclisse	
Grolsch	Torres	Sambuca	
Guinness	Faustino	Stock Limonce	
Hoegaarden	Banfi	Whiskream	
Kilkenny	Frescobaldi	Jose Cuervo	
Kostrizer	Penfolds	Sierra Tequila	
Labatt Ice	Georges Duboeuf	Cana Rio	
Leffe	Mondavi	Grappa	
Stella Artois	Opus One	Ouzo	

7

Sales Mix 2003 vs. 2004

2003

Non alcoholic products 2%

Domestic beers 10%

Products imported by CEDC

6%

Imported spirits and wines imported by multirnationals 11%

Domestic vodka 71%

2004

Non alcoholic products 2%

Domestic beers 7%

Products imported by CEDC

5%

Imported spirits and wines imported by multirnationals 11%

Domestic vodka 75%

Income Statement Summary

December 31, 2003 December 31, 2004

Net Sales $429,118 $580,774

Cost of goods sold 372,638 506,413

Gross profit 56,480 74,331

SG&A 34,313 45,946

Operating income 22,167 28,385

Income before taxes 20,516 26,444

Net income 15,075 21,830

Net income per share fully diluted $0.96 $1.31

Net Income

(As a percentage of sales)

4.0

3.5

3.0

2.5

2.0

1.5

1.0

0.5

0.0

2000 2001 2002 2003 2004

3.8%

3.5%

2.8%

1.4% 1.0%

Balance Sheet Summary

December 31, 2003 December 31, 2004

Cash and Cash Equivalents 6,229 10,491

Accounts Receivable 90,071 131,799

Inventory 35,012 64,372

Trade Accounts Payable 65,776 115,678

Working Capital (1) 35,016 50,909

Total Debt (2) 30,967 39,503

Stockholders’ Equity 83,054 120,316

Debt to Equity Ratio 37% 33%

(1) Working Capital defined as total Current Assets less total Current Liabilities.

(2) Total Debt includes Bank Loans and Overdraft Facilities and Current Portion of Long Term Debt and Long Term debt less current maturities.

Strong financial performance

Revenue

US$m

800 700 600 500 400 300 200 100 0

45% CAGR

US$178m US$131m

US$429m

US$294m

US$690m

US$581m

2000

2001

2002

2003

2004

2005E

Earnings per share – fully diluted

US$

1.8

1.6

1.4

1.2

1.0

0.8

0.6

0.4

0.2

0.0

90% CAGR

US$0.25 US$0.10

US$0.96

US$0.66

US$1.59m

US$1.31

2000

2001

2002

2003

2004

2005E

2005E: Based on a mean of company guidance of $680m to $700m for revenue and $1.54 to $1.64 for EPS

Daily average amount traded in USD

Daily average amount traded in $

Daily average amount traded from July 01 until June 02 was $471,362

Daily average amount traded from July 02 until June 03 was $2,157,650

Daily average amount traded from July 03 until Dec 04 was $5,140,444

Daily average amount traded from Dec 04 until March 05 was $8,091,600 $9,000,000 $8,000,000 $7,000,000 $6,000,000 $5,000,000

$4,000,000

$3,000,000

$2,000,000

$1,000,000

$0

July 01-June 02 July 02-June 03 July 03-Dec 04 Dec 04—March 05

Stock Performance

CEDC is listed on NASDAQ stock exchange in New York CEDC’s market cap as of April 1, 2005 was US $554.3 Million (c.PLN 1,76 billion) As of 1 April 2005, our main shareholders were

US-based managers 16.25%

– Poland-based managers 7.50%

– Institutions 61.86%

– Free float 14.39%

CEDC stock performance 2004-2005 YTD

+80%

CENTRAL EURO DIS

as of 1-Apr-2005

+60%

+4O%

+20%

0%

CEDC

_GSPC

_DJI

-20%

millions

2.0 1.0 0.5 1.5

0.0

Nov04 Dec04 Jan05 Feb05 Mar05

http://finance.yahoo.com/

Volume

Copyright 2005 Yahoo! Inc.

2005 Investment Plan

Investment in state-owned and privately-owned distilleries in Poland

Leverage existing distribution infrastructure, i.e. Brand ownership Develop new brands through distribution platform Develop export opportunities Control our destiny

Acquire production that is accretive to first year annualized earnings

Finance through a combination of debt/equity (primarily debt)

Continue investment in distribution to increase market share $80-$100 million in net sales on annualized basis

Finance through own funds

Three Year Plan

To be the market leader in distribution and production of alcoholic beverages through continued acquisition of distribution companies and acquisition of leading production assets/brands in Poland

Continue consolidation of Branch Infrastructure

Continue development of software platform

Achieve and maintain 20% annual growth of high margin import portfolio

Family of Fine Beverages